Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies

a)	The Partnership’s share of commitments to fund newbuilding and other construction contract costs as at December 31, 2017 are as follows:

	Total $	2018 $	2019 $	2020 $
DSME (i)	486,988	486,988	—	—
Hyundai Samho Heavy Industries Co. (ii)	317,530	65,460	252,070	—
Yamal LNG Joint Venture (iii)	781,300	350,100	232,000	199,200
Pan Union Joint Venture (iv)	116,629	87,102	29,527	—
Bahrain LNG Joint Venture (v)	133,936	80,733	53,203	—
Exmar LPG Joint Venture (vi)	54,570	54,570	—	—
	1,890,953	1,124,953	566,800	199,200

(i)
As at December 31, 2017, the Partnership had four LNG carrier newbuildings on order with DSME which are scheduled for delivery in 2018. As at December 31, 2017, costs incurred under these newbuilding contracts totaled $340.2 million. As at December 31, 2017, the Partnership has secured financing for all of the four DSME LNG carrier newbuildings included in the table above (see Note 5).

(ii)
As at December 31, 2017, the Partnership had two LNG carrier newbuildings on order with Hyundai Samho Heavy Industries Co. (or HHI) scheduled for delivery in 2019. As at December 31, 2017, costs incurred under these newbuilding contracts totaled $104.3 million. The Partnership has secured $139 million of financing as at December 31, 2017 for one of the two HHI LNG carrier newbuildings.

(iii)
The Partnership, through the Yamal LNG Joint Venture, has a 50% ownership interest in six 172,000-cubic meter ARC7 LNG carrier newbuildings that have an estimated total fully built-up cost of approximately $2.1 billion. As at December 31, 2017, the Partnership’s proportionate costs incurred under these newbuilding contracts totaled $240.1 million. The Yamal LNG Joint Venture has secured debt financing of $816 million for the six LNG carrier newbuildings, of which $751 million was undrawn at December 31, 2017, related to the Partnership's proportionate share of the commitments included in the table above.

(iv)
Through the Pan Union Joint Venture, the Partnership has ownership interests ranging from 20% to 30% in three LNG carrier newbuildings scheduled for delivery in 2018 and 2019. The Pan Union Joint Venture has secured financing of $87 million related to the Partnership's proportionate share of the commitments included in the table above and the Partnership is scheduled to receive $3.5 million of reimbursement directly from Shell (see Note 6a iii).

(v)
The Partnership has a 30% ownership interest in the Bahrain LNG Joint Venture for the development of an LNG receiving and regasification terminal in Bahrain. The project will include an FSU, which will be modified from one of the Partnership’s existing MEGI LNG carrier newbuildings, an offshore gas receiving facility, and an onshore nitrogen production facility. The terminal will have a capacity of 800 million standard cubic feet per day and will be owned and operated under a 20-year agreement commencing early-2019. The receiving and regasification terminal is expected to have a fully-built up cost of approximately $960.0 million. The Bahrain LNG Joint Venture has secured debt financing of $134 million related to the Partnership's proportionate share of the commitments included in the table above.

(vi)
The Partnership has a 50% ownership interest in the Exmar LPG Joint Venture which has three LPG carrier newbuildings scheduled for delivery in 2018 and has secured $56 million of financing for two of the three LPG carrier newbuildings related to the Partnership's proportionate share of the commitments included in the table above.

b)
Management is required to assess if the Partnership will have sufficient liquidity to continue as a going concern for the one-year period following the issuance of its financial statements. The Partnership anticipates making payments related to commitments to fund its wholly-owned vessels under construction of $552.4 million during 2018 and $252.1 million during 2019, as well as other payments relating to its joint ventures (see Note 13a).

Over the one-year period following the issuance of these consolidated financial statements, the Partnership will need to obtain additional sources of financing, in addition to amounts generated from operations, to fund scheduled debt repayments and construction commitments and to meet its minimum liquidity requirements under its financial covenants. These anticipated sources of financing include refinancing loan facilities maturing in 2018 (see Note 19f) as well as obtaining new debt financing for the unfinanced portion of the Partnership's vessels under construction.
The Partnership is actively pursuing the alternatives described above, which it considers probable of completion based on the Partnership’s history of being able to refinance similar loan facilities and to obtain new debt financing for its vessels under construction, as well as the progress it has made on the financing process to-date. The Partnership is in various stages of completion with respect to its anticipated new financing facilities.
Based on the Partnership’s liquidity at the date these consolidated financial statements were issued, the liquidity it expects to generate from operations over the following year, and by incorporating the Partnership’s plans to raise additional liquidity that it considers probable of completion, the Partnership estimates that it will have sufficient liquidity to continue as a going concern for at least the one-year period following the issuance of these consolidated financial statements.

c)
The Partnership owns a 70% ownership interest in the Teekay Nakilat Joint Venture, which was the lessee under three separate 30-year capital lease arrangements with a third party for three LNG carriers (or the RasGas II LNG Carriers). Under the terms of the leasing arrangements for the RasGas II LNG Carriers, the lessor claimed tax depreciation on the capital expenditures it incurred to acquire these vessels. As is typical in these leasing arrangements, tax and change of law risks were assumed by the lessee, in this case the Teekay Nakilat Joint Venture. Lease payments under the lease arrangements were based on certain tax and financial assumptions at the commencement of the leases and subsequently adjusted to maintain the lessor’s agreed after-tax margin. On December 22, 2014, the Teekay Nakilat Joint Venture terminated the leasing of the RasGas II LNG Carriers. However, the Teekay Nakilat Joint Venture remains obligated to the lessor to maintain the lessor’s agreed after-tax margin from the commencement of the lease to the lease termination date and as at December 31, 2017, the Teekay Nakilat Joint Venture’s carrying amount of this estimated tax indemnification guarantee was $12.7 million (December 31, 2016 – $13.3 million) which is included as part of other long-term liabilities in the consolidated balance sheets of the Partnership.  Additionally, as at December 31, 2017, the Teekay Nakilat Joint Venture had $7.0 million (December 31, 2016 – $6.8 million) on deposit with the lessor as security against any future claims and recorded as part of restricted cash - long-term in the Partnership’s consolidated balance sheets.

The UK taxing authority (or HMRC) has been challenging the use of similar lease structures in the UK courts. One of those challenges was eventually decided in favor of HMRC (Lloyds Bank Equipment Leasing No. 1 or LEL1), with the lessor and lessee choosing not to appeal further. The LEL1 tax case concluded that capital allowances were not available to the lessor. On the basis of this conclusion, HMRC is now asking lessees on other leases, including the Teekay Nakilat Joint Venture, to accept that capital allowances are not available to their lessor. The Teekay Nakilat Joint Venture does not accept this contention and has informed HMRC of this position. It is not known at this time whether the Teekay Nakilat Joint Venture would eventually prevail in court. If the former lessor of the RasGas II LNG Carriers were to lose on a similar claim from HMRC, the Partnership’s 70% share of Teekay Nakilat Joint Venture's potential exposure is estimated to be approximately $44 million. Such estimate is primarily based on information received from the lessor.

d)
The Partnership owns a 69% ownership interest in the Teekay Tangguh Joint Venture which is currently in discussions with HMRC related to its tax returns filed for the 2010 fiscal year. HMRC has challenged the deductibility of certain related party transactions and the Teekay Tangguh Joint Venture has submitted a settlement proposal of $1.6 million (of which the Partnership’s 69% share is $1.1 million) to HMRC in December 2017 which is included in income tax expense in the Partnership’s consolidated statements of income for the year ended December 31, 2017.

e)
In May 2016, the Teekay LNG-Marubeni Joint Venture reached a settlement agreement with a charterer relating to a disputed charter contract termination for one of its LNG carriers that occurred in 2015. The charterer paid $39.0 million to the Teekay LNG-Marubeni Joint Venture in June 2016 for lost revenues, of which the Partnership’s share of $20.3 million was recorded in equity income for the year ended December 31, 2016.